UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Spire Inc. (the “Company”) announced that it increased the size of the Board from nine to ten members and elected Sheri S. Cook, age 56, to the Board effective April 1, 2024, to fill the newly created directorship resulting from the expansion of the Board.

Ms. Cook serves as senior vice president, chief administration officer at Birmingham, Alabama-based Altec Inc., a leading provider of products and services to utility and telecommunications markets. In her role, Cook oversees and manages human resources, information services and the administration of the Altec/Styslinger Foundation. She also has prior experience in economics and finance, previously holding various positions of increasing responsibility at Altec, Inc., Sonat, Inc. and Protective Life Corp. Cook also co-founded and served as managing partner for Kinetic Partners, LLC, an energy project management, consulting and investment firm.

Ms. Cook was elected to join the class of directors whose terms will expire at the Company’s 2026 annual shareholder meeting. The Board determined that Ms. Cook qualifies as an “independent director” and the heightened independence standards for service on the Audit Committee under the NYSE rules. On April 1, 2024, the Board appointed Ms. Cook to serve on the Board’s Audit Committee and Compensation and Human Resources Committee.

Ms. Cook will receive the same compensation and benefits as do other independent Board members.

There are no arrangements or understandings with the Company, or any other persons, pursuant to which Ms. Cook was appointed as a director. There are no related party transactions regarding Ms. Cook that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.

Date:	April 1, 2024	By:	/s/ Courtney M. Vomund
Courtney M. Vomund Vice President, Corporate Secretary